UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 30, 2012

SEACOR Holdings Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12289	13-3542736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2200 Eller Drive, Fort Lauderdale, Florida		33316
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(954) 523-2200
Not Applicable
____________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Amendment No. 1 on Form 8-K/A (“Form 8-K/A”) amends the Current Report on Form 8-K filed by SEACOR Holdings Inc. (the "Company") with the Securities and Exchange Commission (“SEC”) on October 30, 2012 (the "Original 8-K").  The Form 8-K/A is being filed to add Item 2.02 to the cover of the Original 8-K, to correctly reference item (d) under Item 9.01 and to correctly number the exhibit as Exhibit 99.1.  Except as set forth above, no other modifications to the Original Form 8-K are being made by this Form 8-K/A.
Item 2.02 Results of Operations and Financial Condition
The information in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On October 30, 2012, SEACOR Holdings Inc. issued a press release setting forth its third quarter 2012 earnings. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release of SEACOR Holdings Inc., dated October 30, 2012, setting forth its third quarter 2012 earnings.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOR Holdings Inc.

October 31, 2012	By:	/s/ Richard J. Ryan

Name: Richard J. Ryan
Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of SEACOR Holdings Inc., dated October 30, 2012, setting forth its third quarter 2012 earnings.